Advances to suppliers	12 Months Ended
Dec. 31, 2013
Advances to suppliers
Advances to suppliers

8.              Advances to suppliers

In order to better manage the Group’s unit costs and to secure adequate and timely supply of polysilicon and silicon wafers during the periods of shortages of polysilicon and silicon wafer supplies, the Group entered into a number of multi-year supply agreements in amounts that were expected to meet the Group’s anticipated production needs. As a condition to the Group receiving the raw materials under those agreements, and in line with industry practice, the Group was required to, and had made advances for all, or a portion, of the total contract price to the Group’s suppliers, which are then offset against future purchases. Typically, the supply agreements are subject to price negotiations with the suppliers based on market prices. The Group has made advances to suppliers where the Group has committed to purchase minimum quantities under some of the supply agreements.

Advances to suppliers to be offset against future purchases of which the Group expects to take delivery of the inventory after the next twelve months are classified as non-current assets in the Group’s Consolidated Balance Sheet as at year end dates.

The Group does not require collateral or other security against its advances to related or third party suppliers. As a result, the Group’s claims for such prepayments would rank only as an unsecured claim, which exposes the Group to the credit risks of the suppliers. Also, the Group may not be able to recover all unutilized advances to suppliers if the Group does not purchase the minimum quantities or is unable to negotiate or renegotiate acceptable prepayment, quantities, prices and delivery terms with these suppliers, or unforeseen events impair the ability of suppliers to deliver raw materials, for example the recent earthquake in Japan.

As of December 31, 2012 and 2013, outstanding prepayments, net of any allowance, made to individual suppliers in excess of 10% of total prepayments to suppliers are as follows:

	As of December 31,	As of December 31,
	2012	2013
	RMB	RMB
Supplier A (third party)	759,505	602,109
Supplier B (third party)	224,608	47,938
Supplier C (third party)	161,925	174,278

No other individual supplier has advance payment balances that accounted for more than 10% of the total balance as of December 31, 2013.

The following table presents the movement of the allowance for advances to supplier:

	As of December 31,	As of December 31,	As of December 31,
	2011	2012	2013
	RMB	RMB	RMB
Balance at beginning of the year	87,869	94,154	158,452
Allowance made during the year	42,194	103,139	10,392
Recoveries	(35,909)	(38,841)	—
Written off	—	—	(96,517)
Balance at end of the year	94,154	158,452	72,327

The Group continually assesses the credit quality of its suppliers and the factors that affect the credit risk. Given all circumstance and available evidence as of December 31, 2013, management assesses the risk that the Company is not able to fully utilize the remaining advance payment balance is remote and therefore no further provision was made against remaining advance payment balance as the balance was considered recoverable. Recoveries represent cash received or product delivered subsequently.